Disclosure of detailed information about unrecognized deductible temporary differences and unused tax losses for no deferred tax asset recognized (Details) - CAD ($) $ in Thousands	Aug. 31, 2019	Aug. 31, 2018
Major components of tax expense (income) [abstract]
Deductible temporary differences	$ 12,010	$ 1,467
Tax losses	3,809	1,219
Temporary differences for which deferred tax liabilities have not been recognised	$ 15,819	$ 2,686